INVESTMENT IN BRAND CONTRACT, AT FAIR VALUE (UNAUDITED)	6 Months Ended
Jun. 30, 2014
INVESTMENT IN BRAND CONTRACT, AT FAIR VALUE (UNAUDITED)
INVESTMENT IN BRAND CONTRACT, AT FAIR VALUE (UNAUDITED)

5. INVESTMENT IN BRAND CONTRACT, AT FAIR VALUE (UNAUDITED)

        Brand contracts, at fair value, are initially valued at transaction price and are subsequently valued using observable market prices, if available, or internally developed models in the absence of readily observable market prices. The valuation model is based on a discounted cash flow approach, in which various internal and external factors are considered. Factors include key financial inputs and recent transactions for comparable brands. The Company utilizes several unobservable pricing inputs and assumptions in determining the fair value of its Level 3 investments. Some of these assumptions include risk free cost of capital, length of playing career, length of post-career, future rates of inflation in salaries and endorsement contracts, amounts that can be potentially realized in the future, and unsigned playing and endorsement contracts. These unobservable pricing inputs and assumptions may differ by brand contract and in the application of the Company's valuation methodologies. The reported fair value estimates could vary materially if the Company had chosen to incorporate different unobservable pricing inputs or other assumptions for applicable investments.

        The Company generally considers three categories of potential brand income:

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  Category A—Potential brand income related to the portions of existing contracts that have a higher degree of certainty of payment, such as brand income that is very near-term or that is guaranteed under existing included contracts.

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  Category B—Potential brand income related to the portions of existing contracts that have a lesser degree of certainty of payment, such as brand income that is payable pursuant to existing included contracts but that depends on longer-term continued satisfactory performance of the Contract Party.

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  Category C—Potential brand income related to anticipated future contracts, such as future endorsements, playing contracts and/or additional brand income generated from coaching, broadcasting or the like.

        As of June 30, 2014 the Company only had one brand contract, with the Brand Agreement between the Company and Vernon Davis and his affiliate, The Duke Marketing LLC (together, "Vernon Davis"), dated October 30, 2013 (the "Vernon Davis Brand Contract"), which is generating income. The following describes the valuation methodology and significant unobservable inputs used for this brand contract that is categorized within Level 3 of the fair value hierarchy at June 30, 2014.

Discount Rates

        In determining the fair value of the Vernon Davis Brand Contract as of June 30, 2014, the Company used discount rates ranging from 10.0% to 15.0%, which the Company believes adequately address the uncertainty inherent in its estimates.

Career Length

        To determine the expected career length for Vernon Davis as of June 30, 2014 the Company's valuation professionals used a proprietary econometric model. Using statistical analysis the Company's valuation professionals determined a number of factors that were the most statistically relevant to a deviation from the average career length of a tight end in the National Football League (the "NFL"). Applying the proprietary econometric model for tight end career length and inputting the values applicable for Vernon Davis for these factors, the Company estimated that Vernon Davis's career length would be approximately 14 years.

Player Contract Values

        In estimating the value of the future player contracts for Contract Parties, the Company reviews the contracts for players in the professional sport, retired or active, who are of similar caliber to the applicable Contract Party and have entered into contracts in a similar era, and who are or were at similar ages and stages in their career at which the applicable Contract Party is expected to enter into additional player contracts. The values of such contracts are adjusted for inflation to better predict the contract values of any future player contracts.

        Vernon Davis is currently starting his ninth season in the NFL and has a current NFL player contract that expires following his tenth season in the NFL. In determining that Vernon Davis would play out his existing NFL player contract and enter into at least one additional multi-year NFL player contract, the Company assumed he would have a career length of 14 years.

        In determining that Vernon Davis's future NFL player contract would be worth at least $33 million, the Company reviewed contracts entered into by tight ends within ten years of when Vernon Davis is expected to enter into his next NFL player contract and who we believed were comparable both in terms of caliber, age and stage of their career.

Fair Value Measurement

        The Company's assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Company's significant accounting policies in Note 1.

Level 3 assets

        Vernon Davis Brand Contract fair value as of June 30, 2014: $3,768,312.

        Below presents additional data about Level 3 assets measured at fair value. Both observable and unobservable inputs may be used to determine the fair value of the contract that the Company within the Level 3 category. As a result unrealized gains and losses for assets and liabilities within the Level 3 category may include changes in the fair value that were attributable to both observable and unobservable inputs. Changes in Level 3 assets measured at fair value for the 3 months ended June 30, 2014 were as follows:

Asset	Beginning Balance 4/1/2014	Purchases	Payments on Brand Contract	Realized Gain	Unrealized Gains	Ending Balance 6/30/2014
Vernon Davis Brand Contract	$—	4,000,000	406,869	5,488	169,693	$3,768,312

        The realized gain is the product of applying the discount rate associated with a cash receipt to the total amount of cash received at that time. The difference between the realized gain and the total cash received is treated as a return of capital. During the period, the weighted average discount rate used in the realized gain calculation was 4.8%. Shortfalls in cash flow that are a result of cash not being received would represent a realized loss to the extent it is no longer expected to be received. Excesses in cash flow that are a result of cash being received in excess of cash that was originally expected to be received during the period would represent a realized gain. The unrealized gain is primarily a result of the passage of time bringing future cash flows closer to the present, which increases the present value of those cash flows.

        On May 2, 2014, the Company paid $4,000,000 (less $200,000 held in escrow until six consecutive months of payments of brand amounts have been timely delivered to Fantex) as consideration for future payments as defined under the Vernon Davis Brand Contract. From May 2, 2014 through June 30, 2014, Vernon Davis paid to the Company $406,869 due under the terms of the Vernon Davis Brand Contract for the period October 31, 2013 through June 30, 2014.

        The significant unobservable inputs used in the fair value measurement of the Company's brand contract with Vernon Davis are discount rates, career length, and comparable NFL contract values. The table below summarizes the general effects on changes in these inputs on the fair value of the brand contract, the range and weighted average of the inputs

Increase In:	Effect on brand contract fair value	Decrease In:	Effect on brand contract fair value	Range of inputs	Weighted Average of inputs
Discount Rate	Decrease	Discount Rate	Increase	10.0% - 15.0%	12.4%
Career Length	Increase	Career Length	Decrease	1 - 17 years	5.5 years
Comparable Player NFL Contracts	Increase	Comparable Player NFL Contracts	Decrease	$32.6 million - $34.1 million	$33.3 million